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                                                                Exhibit 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                               Ernst & Young LLP


We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-74752) and in the related prospectus of our report dated March 12, 1996, with respect to the consolidated financial statements of Video Jukebox Network, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1995.



                                               ERNST & YOUNG LLP

Miami, Florida
March 25, 1996